Smith Barney Trust II

On Behalf of

Smith Barney Small Cap Growth Opportunities Fund

SUPPLEMENT DATED NOVEMBER 19, 2004

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2004, AS AMENDED

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of Smith Barney Small Cap Growth Opportunities Fund, a series of Smith Barney Trust II. Defined terms have the same meaning as set forth in the Prospectus and Statement of Additional Information.

Notwithstanding the supplement dated November 12, 2004, effective December 1, 2004, Vincent Gao is primarily responsible for overseeing the day-to-day operation of Smith Barney Small Cap Growth Opportunities Fund and will have the ultimate authority to make portfolio decisions. He will work with a team of sector analysts who are responsible for stock selection in one or more industries. Mr. Gao is an Executive Vice President of the Company and a Director of Salomon Brothers Asset Management. Mr. Gao has over 9 years of investment management experience and has been employed by Citigroup Asset Management since 1999.

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